PT-1 COMMUNICATIONS, INC.
                        1997 STOCK INCENTIVE PLAN

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                         TABLE OF CONTENTS

I     THE PLAN.......................................................1
      1.1     Purpose................................................1
      1.2     Administration and Authorization; Power and Procedure..1
              (a)     Committee......................................1
              (b)     Awards; Interpretation; Powers of Committee....1
              (c)     Binding Determinations.........................2
              (d)     Reliance on Experts............................2
              (e)     Delegation.....................................2
      1.3     Participation..........................................3
      1.4     Shares Available for Awards; Share Limits..............3
              (a)     Shares Available...............................3
              (b)     Share Limits...................................3
              (c)     Calculation of Available Shares and
                         Replenishment...............................3
      1.5     Grant of Awards........................................4
      1.6     Award Period...........................................4
      1.7     Limitations on Exercise of Awards......................4
              (a)     Provisions for Exercise........................4
              (b)     Procedure......................................4
              (c)     Fractional Shares/Minimum Issue................4
      1.8     Acceptance of Notes to Finance Exercise................5
      1.9     No Transferability.....................................5
              (a)     Limit on Exercise..............................5
              (b)     Limit on Transfer..............................6
              (c)     Designation of Beneficiary.....................6
              (d)     Exceptions.....................................6

II    OPTIONS........................................................6
      2.1     Grants.................................................6
      2.2     Option Price...........................................6
              (a)     Pricing Limits.................................6
                      (1)     Incentive Stock Option.................
                      (2)     Non-Incentive Stock Option.............
              (b)     Payment Provisions.............................7
      2.3     Limitations on Grant and Terms of Incentive
                 Stock Options.......................................7
              (a)     $100,000 Limit.................................7
              (b)     Other Code Limits..............................7
      2.4     Option Repricing/Cancellation and Regrant/Waiver
                 of Restrictions.....................................8

III   STOCK APPRECIATION RIGHTS......................................8
      3.2     Exercise of Stock Appreciation Rights..................8
              (a)     Exercisability.................................8
              (b)     Effect on Available Shares.....................8
      3.3     Payment................................................9
              (a)     Amount.........................................9
              (b)     Form of Payment................................9
      3.4     Limited Stock Appreciation Rights......................9

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IV    OTHER PROVISIONS..............................................10
      4.1     Rights of Eligible Employees, Participants
                and Beneficiaries...................................10
              (a)     Employment Status.............................10
              (b)     No Employment Contract........................10
              (c)     Plan Not Funded...............................10
      4.2     Adjustments; Acceleration.............................10
              (a)     Adjustments...................................10
              (b)     Acceleration of Awards Upon Change
                        in Control..................................11
              (c)     Termination of Awards on Dissolution..........11
      4.3     Effect of Termination on Employment...................12
      4.4     Compliance with Laws..................................12
      4.5     Tax Withholding.......................................13
      4.6     Plan Amendment, Termination and Suspension............13
              (a)     Board Authorization...........................13
              (b)     Shareholder Approval..........................13
              (c)     Amendments to Awards..........................13
              (d)     Limitations on Amendments to Plan
                        and Awards..................................14
      4.7     Privileges of Stock Ownership.........................14
      4.8     Effective Date of the Plan............................14
      4.9     Term of the Plan......................................14
      4.10    Governing Law/Construction/Severability...............14
              (a)     Choice of Law.................................14
              (b)     Severability..................................14
              (c)     Plan Construction.............................15
              (d)     Bifurcation...................................15
      4.11    Captions..............................................15
      4.12    Effect of Change of Subsidiary Status.................15
      4.13    Non-Exclusivity of Plan...............................15
      4.14    Conflict..............................................15

V     DEFINITIONS...................................................16
      5.1     Definitions...........................................16

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                           PT-1 COMMUNICATIONS, INC.
                          1997 STOCK INCENTIVE PLAN


I    THE PLAN

     1.1     Purpose.

     The purpose of this Plan is to promote the success of PT-1 Communications, Inc. (the "Company") by providing an additional means through the grant of Awards to attract, reward and retain key personnel, of the Company and certain other closely related eligible persons with awards and incentives for high levels of individual performance and improved financial performance of the Company. Capitalized terms are defined in Article V.

     1.2     Administration and Authorization; Power and Procedure.

             (a) Committee. This Plan shall be administered by, and all Awards to Eligible Employees, Other Eligible Persons and Non-Employee Directors granted after the Initial Options shall be authorized by, the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members.

             (b) Awards; Interpretation; Powers of Committee. Subject to the express provisions of this Plan, the Committee shall have the authority:

                     (i) to determine from among those persons eligible the particular Eligible Employees, Other Eligible Persons and Non-Employee Directors who will receive any Awards;

                     (ii) to grant Awards to Eligible Employees, Other Eligible Persons and Non-Employee Directors, determine the price at which securities will be offered and the amount of securities to be offered to any of such persons, and determine the other specific terms and conditions of such
                             Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable, or determine that no delayed exercisability is required, and establish the events of termination of such Awards;
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                     (iii)   to approve the forms of Awards (which need not be
                             identical either as to type of Award or among Participants);

                     (iv) to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

                     (v) to cancel, modify or waive the Corporation's rights with respect to, or modify, discontinue, suspend or terminate any or all outstanding Awards held by Participants, subject to any required consent under Section 4.6;

                     (vi) to accelerate or extend the exercisability or extend the term of any or all such outstanding Awards within the maximum ten-year term of Awards under Section 1.6; and

                     (v) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

             (c) Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

             (d) Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

             (e) Delegation. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.
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     1.3     Participation.

             Awards may be granted to Eligible Employees, Other Eligible Persons and Non-Employee Directors. An Eligible Employee, Other Eligible Person or Non-Employee Director who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine. Only Eligible Employees shall be eligible to receive any Incentive Stock Options under this Plan.

             From and after any initial public offering of the Company, directors serving on the Committee are not eligible to receive Options pursuant to the Plan.

     1.4     Shares Available for Awards; Share Limits.

             (a) Shares Available. Subject to the provisions of Section 4.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. The shares may be delivered for any lawful consideration.

             (b) Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under this Plan shall not exceed 3,500,000 shares. The maximum number of shares of Common Stock subject to those Options that are granted during any calendar year to any individual under this Plan shall not exceed 2,879,500 shares. Each of the foregoing numerical limits shall be subject to adjustment as contemplated by this Section 1.4 and Section 4.2

            (c) Calculation of Available Shares and Replenishment. Shares subject to outstanding Awards shall be reserved for issuance. If any Option or other right to acquire shares of Common Stock under an Award shall expire or be canceled or terminated without having been exercised in full, or any Common Stock subject to an Award shall not vest or be delivered, the unpurchased, unvested or undelivered shares subject thereto shall again be available for the purposes of the Plan, subject to any applicable limitations under Rule 16b-3. If a Stock Appreciation Right or similar right is exercised, the number of shares of Common Stock to which such exercise or payment relates under the applicable Award shall be charged against the maximum amount of Common Stock that may be delivered pursuant to Awards under this Plan and, if applicable, such Award. If the Corporation withholds shares of Common Stock pursuant to Section 4.5, the number of shares that would have been deliverable with respect to an award but that are withheld pursuant to the provisions of Section 4.5 may in effect not be issued, but the aggregate number of shares issuable with respect to the applicable Award and under the Plan
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shall be reduced by the number of shares withheld and such shares shall not be available for additional Awards under this Plan.

     1.5     Grant of Awards.

           The Initial Options shall be granted under this Plan automatically, without further corporate action, upon the Effective Date (except as otherwise provided in Exhibit A). Subject to the express provisions of this Plan, the Committee shall determine the number of shares of Common Stock subject to each other Award, and the price to be paid for such shares.

     1.6     Award Period.

             Each Award and all executory rights and obligations under the related Awards shall expire on such date (if any) as shall be determined by the Committee, but not later than ten 10 years after the Award Date.

     1.7     Limitations on Exercise of Awards.

             (a) Provisions for Exercise. Once exercisable, an Award shall remain exercisable until the expiration or earlier termination of the Award unless the Committee otherwise provides as of the Award Date or (by amendment consistent with the terms of Section 4.6(d)) thereafter.

             (b) Procedure. Any exercisable Award shall be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with Section 2.2(b).

              (c) Fractional Shares/Minimum Issue. Fractional shares shall not be issued, but fractional share interests may be accumulated. The Committee, however, may determine that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 50 shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

     1.8     Acceptance of Notes to Finance Exercise.

             The Corporation may, with the Committee's approval at or prior to the time of exercise of any Award, accept one or more notes from any Participant who is an Eligible
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Employee in connection with the exercise or receipt of any outstanding Award;
provided that any such note shall be subject to the following terms and conditions:

             (a) The principal of the note shall not exceed the amount required to be paid to the Corporation upon the exercise or receipt of one or more Awards under the Plan and the note shall be delivered directly to the Corporation in consideration of such exercise or receipt.

             (b) The initial term of the note shall be determined by the Committee; provided that the term of the note, including extensions, shall not exceed a period of five (5) years.

             (c) The note shall provide for full recourse to the Participant.

             (d) If the employment of the Participant terminates, the unpaid principal balance of the note shall become due and payable within thirty (30) days after such termination; provided, however, that if a sale of shares would cause such Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability, assuming for these purposes that there are no other transactions by the Participant subsequent to such termination.

              (e) If required by the Committee or by applicable law, the note shall be secured by a pledge of any shares or rights financed thereby in compliance with applicable law.

              (f) The terms, repayment provisions and collateral release provisions of the note and the pledge securing the note shall conform with applicable rules and regulations of the Federal Reserve Board as then in effect.

     1.9     Non Transferability.

             (a) Limit on Exercise. The Committee may permit Options or SARs to be exercised by and paid to certain persons or entities related to the Participant who are transferees of the Participant without consideration, but only pursuant to such conditions and procedures as the Committee may expressly establish and (for Options or SARs intended to satisfy the conditions of Rule 16b-3) as may be permitted under Rule 16b-3.

             (b) Limit on Transfer. No Award shall be transferrable by the Participant or shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge (other than to the Corporation), except (i) by will or the laws of descent
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and distribution or pursuant to a QDRO, (ii) pursuant to another exception to transfer restrictions expressly permitted by the Committee and set forth in the Award, (iii) in the case of Options or SARs intended to satisfy the conditions of Rule 16b-3 to the extent permitted by Rule 16b-3, and (iv) in the case of Incentive Stock Options, as permitted by the Code. Any attempted transfer in violation of these provisions shall be void and the Corporation shall disregard any attempt at transfer, assignment or other alienation prohibited hereby.

             (c) Designation of Beneficiary. The designation of a Beneficiary hereunder shall not constitute a transfer for these purposes.

             (d) Exceptions. The restrictions on exercise and transfer above shall not be deemed to prohibit the authorization by the Committee of "cashless exercise" procedures with unaffiliated third parties who provide financing for the purpose of (or who otherwise facilitate) exercise of Options consistent with any applicable legal restrictions (including Rule 16b-3), nor, to the extent permitted by the Committee, transfers for estate and financial planning purposes, notwithstanding that the inclusion of such features may render the particular Options ineligible for the benefits of Rule 16-b3, nor, in the case of Participants who are not Section 16 persons, transfers to such other persons or in such other circumstances as the Committee may in the Award or other writing expressly permit.

II   OPTIONS

     2.1     Grants.

             One or more Options may be granted under this Article to any Eligible Employee, Other Eligible Person or Non-Employee Director. Each Option granted may be either an Option intended to be an Incentive Stock Option, or not so intended, and such intent shall be indicated in the applicable Award, however, only Eligible Employees may be granted Incentive Stock Options under the Plan.

     2.2     Option Price.

             (a) Pricing Limits. The purchase price per share of the Common Stock covered by each of the Initial Options shall be the amount set forth in the Initial Option Award.

                     (i) Incentive Stock Options. Each Incentive Stock Option shall state the purchase price per share, which, shall be not less than one hundred percent (100%) of the Fair Market Value of the shares of Common Stock on the date of grant of the Option (or, in the case of an amendment, the date of the amendment); provided, however, in the case of an
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Incentive Stock Option granted to a participant who owns or is deemed to own under section 424(d) of the Code more than 10% of the total combined voting power of all classes of stock of the Corporation, the Option Price shall not be less than one hundred ten percent (110%) of such Fair Market Value. The Option Price shall be subject to adjustment as provided in Section 4.2(a) hereof. The date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted.

                     (ii) Non-Incentive Stock Options. Each Option that is not an Incentive Stock Option shall state the purchase price per share. In the case of Non-Incentive Stock Options granted on or before the Reliance Period Termination Date, the purchase price per share shall not be less than fifty percent (50 percent) of the Fair Market Value of the shares of Common Stock on the date of grant of the Option (or, in the case of an amendment, the date of the amendment). In the case of Non-Incentive Stock Options granted after the Reliance Period Termination Date, the Option Price shall not be less than one hundred percent (100 percent) of the Fair Market Value of the shares of Common Stock on the date of grant of the Option (or, in the case of an amendment, the date of the amendment). The Option Price shall be subject to adjustment as provided in Section 4.2(a) hereof. The date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted.

             (b) Payment Provisions. The purchase price of any shares purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Corporation; (iii) if authorized by the Committee or specified in the applicable Award, by a promissory note of the Participant consistent with the requirements of Section 1.8; (iv) by notice and third party payment in such manner as may be authorized by the Committee; or (v) by the delivery of shares of Common Stock of the Corporation already owned by the Participant; provided, however, that the Committee may in its absolute discretion limit or deny the Participant's ability to exercise an Option by delivering such shares. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

     2.3     Limitations on Grant and Terms of Incentive Stock Options.

             (a) $100,000 Limit. To the extent that the aggregate " fair market value" of stock with respect to which Incentive Stock Options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company or any parent corporation, such options shall be treated as Non-Incentive stock options. For this purpose, the "fair market value" of the stock subject to options
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shall be determined as of the date the options were awarded.  In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

             (b)     Term and Exercise of Options.

                     (i) Incentive Stock Options. Incentive Stock Options shall be exercisable over the exercise period specified by the Committee in an Award Agreement, but in no event shall such period exceed ten (10) years from the date of the grant of each such Incentive Stock Option; provided, however, that in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, the exercise period shall not exceed five (5) years from the date such Option is granted. An Incentive Stock Option may be exercised, as to any or all full shares of Common Stock as to which the Incentive Stock Option has become exercisable, by giving written notice of such exercise to the Committee; provided, that an Incentive Stock Option may not be exercised at any one (1) time for less than one hundred (100) shares of Common Stock (or such number of shares as to which the Incentive Stock Option is then exercisable if such number of shares is less than 100).

                     (ii) Non-Incentive Stock Options. Options which have not been designated by the Committee as Incentive Stock Options shall be exercisable over a period of ten (10) years.

     2.4     Option Repricing/Cancellation and Regrant/Waiver of Restrictions.

             Subject to Section 1.4 and Section 4.6 and the specific limitations on Awards contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Employee, any adjustment in the exercise or purchase price, the number of shares subject to, the restrictions upon or the term of, an Award granted under this Article by cancellation of an outstanding Award and a subsequent regranting of an Award, by amendment, by substitution of an outstanding Award, by waiver or by other legally valid means. Such amendment or other action may result among other changes in an exercise or purchase price which is higher or lower than the exercise or purchase price of the original or prior Award, provide for a greater or lesser number of shares subject to the Award, or provide for a longer or shorter vesting or exercise period, provided that in no event shall any such change reduce the exercise or base price of an outstanding Option or Stock Appreciation Right to a price below the Fair Market Value on the effective date of the change.
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III  STOCK APPRECIATION RIGHTS

     3.1     Grants.

             In its discretion, the Committee may grant to any Eligible Employee, Other Eligible Persons or Non-Employee Director Stock Appreciation Rights either concurrently with the grant of another Award or in respect of an outstanding Award, in whole or in part. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder, unless the holder thereof otherwise agrees.

     3.2     Exercise of Stock Appreciation Rights.

             (a) Exercisability. Unless the Award or the Committee otherwise provides, a Stock Appreciation Right shall be exercisable only at such time or times, and to the extent, that the related Award shall be exercisable.

             (b) Effect on Available Shares. To the extent that a Stock Appreciation Right is exercised for stock or for cash, the number of underlying shares of Common Stock with respect to which the Stock Appreciation Right is exercised shall be charged against the maximum number of shares of Common Stock that may be delivered pursuant to Awards under this Plan. The number of shares subject to the Stock Appreciation Right and the related Option of the Participant shall also be reduced by the same number of shares.

     3.3     Payment.

             (a) Amount. Unless the Committee otherwise provides, upon exercise of a Stock Appreciation Right and attendant surrender of an exercisable portion of any related Award, the Participant shall be entitled to receive payment of an amount determined by multiplying

                     (i) the difference obtained by subtracting the exercise price per share of Common Stock under the related Award from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right; by

                     (ii) the number of shares with respect to which the Stock Appreciation Right shall have been exercised.
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             (b)   Form of Payment.  The Committee, in its sole
discretion, shall determine the form in which payment shall be made of the amount determined under paragraph (a) above, either solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, provided that the Committee shall have determined that such exercise and form of payment are consistent with applicable law and outstanding contractual commitments of the Company. If the Committee permits the Participant to elect to receive cash or shares (or a combination thereof) on such exercise, any such election shall be subject to such conditions as the Committee may impose and, in the case of any Section 16 Person, any election to receive cash may be conditioned upon satisfaction of any applicable limitations under Rule 16b-3.

     3.4     Limited Stock Appreciation Rights.

             The Committee may grant to any Eligible Employee, Other Eligible Person or Non-Employee Director Stock Appreciation Rights exercisable only upon or in respect of a change in control or any other specified event ("Limited SARs") and such Limited SARs may relate to or operate in tandem or combination with or substitution for Options or other SARs (or any combination thereof), and may be payable in cash or shares based on the spread between the exercise price of the SAR and a price based upon the Fair Market Value of the shares during a specified period (or at a specified time) within the period commencing not more than six months and 10 days before and ending not more than six months and 10 days after such event.

IV   OTHER PROVISIONS

     4.1     Rights of Eligible Employees, Participants and Beneficiaries.

             (a) Employment Status. Status as an Eligible Employee shall not be construed as a commitment that any Award will be made under this Plan to a particular Eligible Employee or to Eligible Employees generally.

             (b) No Employment Contract. Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Eligible Employee any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor shall it interfere in any way with the right of the Company to change such person's compensation or other benefits or to terminate the employment of such person, with or without cause, but nothing contained in this Plan or any document related hereto shall adversely affect the independent contractual right of such person without his or her consent thereto.
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             (c)     Plan Not Funded.  Awards payable under this Plan shall be
payable in shares of the Corporation (unless determined otherwise pursuant to Section 3.3(b)) and, (except as provided in Section 1.4(c)) no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

     4.2     Adjustments; Acceleration.

             (a) Adjustments. If there shall occur any extraordinary dividend or other extraordinary distribution in respect of the Common Stock (whether in the form of cash, Common Stock, other securities or other property), or any recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Corporation, or there shall occur any other fundamental change or event in respect of the Common Stock or a sale of substantially all the assets of the Corporation as an entirety, then the Committee shall, in such manner and to such extent (if any) as it in good faith deems appropriate and equitable (1) proportionately adjust any or all of (a) the number and type of shares of Common Stock (or other securities) which thereafter may be made the subject of Awards (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (b) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, (c) the grant, exercise or base price of any or all outstanding Awards, (d) the securities or property deliverable upon exercise of any outstanding Awards; or (2) in the case of an extraordinary dividend or other distribution, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin-off, make other provision for a cash payment or for the substitution or exchange of any or all outstanding Awards or securities deliverable to the holder of any or all outstanding Awards based upon the distribution or consideration payable to holders of the Common Stock of the Corporation upon or in respect of such event; provided, however, in each case, that with respect to Incentive Stock Options, no such adjustment shall be made which would cause the Plan to violate section 424 of the Code or any successor provisions thereto, without the written consent of the holders of Incentive Stock Options who are materially adversely affected thereby.
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
             (b) Acceleration of Awards Upon Change in Control. As to any or all Participants, upon or in anticipation of a Change in Control Event, the Committee may determine that any or all Awards or certain or limited benefits under Awards shall be accelerated and/or extended and the extent to which they shall be accelerated and/or extended, and/or establish a different time in respect of such Change in Control Event for such acceleration or extension. The Committee may override its discretionary authority to accelerate in this
Section 4.2(b) and by express provision in the Award mandate acceleration or preclude acceleration, and may accord any Eligible Employee, Other Eligible Employee or Non-Employee Director a right to refuse any acceleration, whether pursuant to the Award or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards shall comply with applicable regulatory requirements, including without limitation, Section 422 of the code unless, in the case of compliance with Section 422 of the Code, the holders of Incentive Stock Options otherwise consent in writing.

             (c) Termination of Awards on Dissolution. If any Option or other right to acquire Common Stock under this Plan is not exercised prior to a dissolution of the Corporation, and no express provision has been made in the Award or otherwise for the survival, substitution, exchange or other settlement of such Option or right, such Option or right shall thereupon terminate. Unless other provision is made for the payment of the fair value thereof, under a reorganization event of the type described in Section 4.2(a) that the Corporation does not legally survive, the Awards shall be converted into or otherwise substituted for a right to receive, on exercise, the consideration distributed or payable upon such reorganization event in respect of the number of shares of Common Stock as to which the Option is exercised.

     4.3     Effect of Termination on Employment.

             In determining the effect of a termination on the rights and benefits of an Award, the Committee may make distinctions based upon the cause of termination. Unless the Committee otherwise determines the effect a termination of employment on the rights and benefits under an Award (or, in the case of the Initial Options, extends the periods set forth herein), and in the case of Incentive Stock Options, subject to the applicable Code limits:

             (a) upon a Participant's death or Total Disability, an Award shall become and shall remain fully exercisable for one year after the date of death or until the expiration of the stated term of the Award, whichever occurs first;

              (b) upon the termination by the Company of the Participant's employment for cause (other than a termination for cause within two (2) years following a Change in Control), as determined by the Committee in its sole discretion, the Award shall terminate; and

             (c) upon a termination of a Participant's employment or services for any reason other than the reasons set forth in clauses (a) and
(b), any portion of an Award that is not yet exercisable shall terminate and any portion of such Award that is then exercisable shall remain fully exercisable for three (3) months after the date of termination or until the expiration of the stated term of the Award, whichever occurs first.

     4.4     Compliance with Laws.

             This Plan, the granting and vesting of Awards under this Plan and the issuance and delivery of shares of Common Stock and/or the payment of money under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may reasonably deem necessary to assure compliance with all applicable legal requirements.

     4.5     Tax Withholding.

             Upon the exercise of any Award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such transaction, or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash amount. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their then Fair Market Value, to satisfy such withholding obligation.

     4.6     Plan Amendment, Termination and Suspension.

             (a)     Board Authorization.  Subject to the provisions of this
Section 4.6, the Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

             (b) Shareholder Approval. If any amendment to this Plan would (i) materially increase the benefits accruing to Participants under this Plan, (ii) materially increase the aggregate number of securities that may be issued under this Plan, or (iii) materially modify the requirements as to eligibility for participation in this Plan, then to the extent required under applicable law, or deemed necessary or advisable by the Board, such amendment shall be subject to shareholder approval.

             (c) Amendments to Awards. Without limiting any other express authority of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Participants that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Awards that do not affect in any manner adverse to the Participant, his or her rights and benefits under an Award.

             (d) Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of the Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by
Section 4.2 shall not be deemed to constitute changes or amendments for purposes of this Section 4.6

     4.7     Privileges of Stock Ownership.

             Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by him or her. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

     4.8     Effective Date of the Plan.

             The Plan shall be submitted to the stockholders of the Corporation for approval. The Effective Date shall be the day the Plan is approved by the Shareholders.

     4.9     Term of the Plan.

             No Award shall be granted more than ten (10) years after the Effective Date of this Plan ("termination date"). Unless otherwise expressly provided in this Plan or in an applicable Award, any Award theretofore granted may extend beyond such date, and all authority of the Committee with respect to Awards hereunder shall continue during any suspension of this Plan and in respect of outstanding Awards on such termination date.

     4.10     Governing Law/Construction/Severability.

              (a) Choice of Law. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the state of incorporation of the Corporation.

              (b) Severability. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

              (c) Plan Construction. If this Plan is approved in the manner required by Rule 16b-3, it is the intent of the Corporation that this Plan and Awards hereunder that would satisfy such Rule be interpreted in a manner that, in the case of Eligible Employees who are or may be subject to
Section 16 of the Exchange Act, would satisfy the applicable requirements of Rule 16b-3 so that such persons (unless they otherwise agree) would be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act and would not be subjected to avoidable liability thereunder.

              (d) Bifurcation. Notwithstanding anything to the contrary in this Plan, the provisions of this Plan may at any time be bifurcated by the Board or the Committee in any manner so that certain provisions of this Plan or any Award intended or required in order to satisfy the applicable requirements of Rule 16b-3 are only applicable to Section 16 Persons and those Awards to such persons intended to be entitled to the benefits of Rule 16b-3.

     4.11    Captions.

             Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

     4.12    Effect of Change of Subsidiary Status.

             For purposes of this Plan and any Award hereunder, if an entity ceases to be a Subsidiary, a termination of employment shall be deemed to have occurred with respect to each employee of such Subsidiary who does not continue as an employee of another entity within the Company.

     4.13    Non-Exclusivity of Plan.

             Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

     4.14    Conflict.

             Notwithstanding anything contained in this Plan or any amendment or modification thereof, in the event of any conflict, inconsistency, or ambiguity between, or arising as the result of, the terms and provisions of this Plan and the terms and provisions of any Initial Option Award or any other written agreement between the grantee of an Initial Option and the Corporation, the terms most favorable to the Participant shall be controlling.

V    DEFINITIONS

     5.1     Definitions.

             (a) "Award" shall mean any writing setting forth the terms of an award authorized by the Committee of any Option or Stock Appreciation Right authorized by and granted under this Plan.

             (b) "Award Date" shall mean the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award.

             (c) "Award Period" shall mean the period beginning on an Award Date and ending on the expiration date of such Award.

             (d) "Beneficiary" shall mean the person, persons, trust or trusts designated by a Participant or in the absence of a designation entitled by will or the laws of descent and distribution to receive the benefits specified in the Award and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is identified and able to act under the circumstances.

             (e) "Board" shall mean the Board of Directors of the Corporation.

             (f) "Change in Control Event" shall mean any of the following:

                      (i) Approval by the stockholders of the Corporation of the dissolution or liquidation of the Corporation;

                      (ii) Approval by the stockholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not Subsidiaries, as a result of which less than 50 percent of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned by stockholders of the Corporation immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Corporation's securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization);

                     (iii) Approval by the stockholders of the Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity which is not a Subsidiary;

                     (iv) During any period (commencing after the Effective Date) not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the
                               beginning of such period (including for these purposes, new members whose election or nomination was so approved).

             (g) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

             (h)      "Commission" shall mean the Securities and Exchange
Commission.

             (i) "Committee" shall mean a committee appointed by the Board to administer this Plan, which committee shall be comprised only of two or more directors or such greater number of directors as may be required under applicable law, each of whom, during such time as one or more Participants may be subject to Section 16 of the Exchange Act, shall be Disinterested. In addition, from and after the consummation of any initial public offering undertaken by the Company, no person may serve as a member of the Committee unless such person is also an "outside director" within the meaning of Treasury Regulation section 1.162-27(e)(3)(i).

             (j) "Common Stock" shall mean the Common Stock of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under
Section 4.2 of this Plan.

             (k) "Company" shall mean, collectively, the Corporation and its Subsidiaries.

             (l) "Corporation" shall mean PT-1 Communications, Inc., a Delaware corporation, and any successor, on and after the Effective Date.

             (m) "Disinterested" shall mean disinterested within the meaning of any applicable regulatory requirements, including Rule 16b-3.

             (n) "Eligible Employee" shall mean any employee of the Company.

             (o) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

             (p) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

             (q) "Fair Market Value" on any applicable determination date shall mean (i) if the stock is listed or admitted to trade on a securities exchange, the closing price of the stock, on such day, on the principal securities exchange on which the stock is so listed or admitted to trade, or, if there is no such reported sale on such date, the average closing bid and asked prices on such day, or (if none) then the closing price of the stock or (if none) such average, as reported on the next preceding date on which there was such reported activity in such shares (such determination or earlier date being hereinafter referred to as the "applicable trading date"); (ii) if the stock is not listed or admitted to trade on a securities exchange, the last reported sales price for the stock or (if none) the average of the last reported bid and asked prices on the applicable trading date, as reported by the principal reputable quotation system available to the Committee; (iii) if the stock is not listed or admitted to trade on a securities exchange and no such reported closing sale price or closing bid and asked prices are available, the average of the reported high bid and low asked price for the stock on the applicable trading date, as reported by a reputable quotation source designated by the Committee; or (iv) if the stock is not listed or admitted to trade on a securities exchange, trading is not so reported, and bid and asked prices are not available on a reasonably current basis, the value as established by the Committee in good faith at such time for purposes of this Plan.

            (r) "Incentive Stock Option" shall mean an Option which is designated as an incentive stock option within the meaning of section 422 of the Code, the award of which contains such provisions as are necessary to comply with that section and is subject to or follows the stock holder approval required thereby.

            (s) "Initial Options" shall mean those Options granted under this Plan as of the Effective Date as set forth in Exhibit A hereto.

            (t) "Non-Incentive Stock Option" shall mean an Option that is designated as a Non-Incentive Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an Incentive Stock Option shall be deemed to be designated a Non-Incentive Stock Option under this Plan.

            (u) "Non-Employee Director" shall mean a member of the Board of Directors of the Corporation who is not an officer or employee of the Company.

            (v) "Option" shall mean an option to purchase Common Stock under this Plan. The Committee shall designate any Option granted to an Eligible Employee as a Non-Incentive Stock Option or an Incentive Stock Option and any Option granted to a Non-Employee Director or Other Eligible Person as a Non-Incentive Stock Option.

            (w) "Other Eligible Person" shall mean any other person (including a significant agent or consultant) who performs substantial services for the Company of a nature similar to those performed by key employees, selected to participate in this Plan by the Committee from time to time.

            (x) "Participant" shall mean an Eligible Employee, Other Eligible Person or Non-Employee Director who has been granted an Award under this Plan.

            (y) "Personal Representative" shall mean the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

            (z) "Plan" shall mean this 1997 Stock Incentive Plan, as amended from time to time.

            (aa) "QDRO" shall mean a qualified domestic relations order as defined in Section 414(p) of the Code or Title I, Section 206(d)(3) of ERISA (to the same extent as if this Plan were subject thereto), or the applicable rules thereunder.

            (bb) "Reliance Period Termination Date" shall mean the date that is the earlier of:

                     (1) The date of expiration or termination of the Plan;

                     (2) The date of any material modification of the Plan, within the meaning of Treasury Regulation section 1.162-7(h)(1)(iii);

                     (3) The first date as of which all Options provided for under the Plan have been issued; and

                     (4) The date of the first meeting of shareholders of the Company at which Directors are to be elected that occurs after the year 2000.

            (cc) "Rule 16b-3" shall mean Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.

            (dd)     "Section 16 Person" shall mean a person subject to
Section 16(a) of the Exchange Act.

            (ee) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

            (ff) "Stock Appreciation Right" or "SAR" shall mean a right to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Common Stock, that is authorized under this Plan.

            (gg) "Subsidiary" shall mean any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

            (hh) "Total Disability" shall mean a "permanent and total disability" within the meaning of section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

Adopted by the Board of Directors on ___________________________.

Attest:


------------------------            -------------------------------
                                    Secretary

                                 SCHEDULE A

                                  PT-1 COMMUNICATIONS, INC.
                              ANALYSIS OF STOCK OPTION ISSUANCES

QUARTER ENDED SEPTEMBER 30, 1997

I.  EMPLOYEES
                                                                               $ Stock
                             Grant     # of     --------Exercisable------------     Comp/Exp   --3 Months End--
Employee Name       Dept.    Date     Shares    Dates        Shares    $Price/Sh.   Recog.    9/30/97 12/31/97
----------------------------------------------------------------------------------------------------------------
Baher Ahmed        Shipping  09/30/97  3,000  IPO or 03/31/98 1,000   IPO or FMV(2)     -          -       -
                                                     09/30/98 1,000   IPO or FMV(2)     -          -       -
                                                     09/30/99 1,000   IPO or FMV(2)     -          -       -

Mohammed Ahmed     Shipping  09/30/97  3,000  IPO or 03/31/98 1,000   IPO or FMV(2)     -          -       -
                                                     09/30/98 1,000   IPO or FMV(2)     -          -       -
                                                     09/30/99 1,000   IPO or FMV(2)     -          -       -

Arthur E. Anderson Net. Op.  09/30/97  6,000  IPO or 03/31/98 2,000   IPO or FMV(2)     -          -       -
                                                     09/30/98 2,000   IPO or FMV(2)     -          -       -
                                                     09/30/99 2,000   IPO or FMV(2)     -          -       -

Anibal Aponte      Shipping  09/30/97 20,000  IPO or 03/31/98 6,666   IPO or FMV(2)     -          -       -
                                                     09/30/98 6,667   IPO or FMV(2)     -          -       -
                                                     09/30/99 6,667   IPO or FMV(2)     -          -       -

Daniel DeLyra      Sales    09/30/97   5,000  IPO or 03/31/98 1,666   IPO or FMV(2)     -          -       -
                                                     09/30/98 1,667   IPO or FMV(2)     -          -       -
                                                     09/30/99 1,667   IPO or FMV(2)     -          -       -

Annette M. Dickson Provis.  09/30/97   6,000  IPO or 03/31/98 2,000   IPO or FMV(2)     -          -       -
                                                     09/30/98 2,000   IPO or FMV(2)     -          -       -
                                                     09/30/99 2,000   IPO or FMV(2)     -          -       -

Robinson Francisco Program. 09/30/97   7,500  IPO or 03/31/98 2,500   IPO or FMV(2)     -          -       -
                                                     09/30/98 2,500   IPO or FMV(2)     -          -       -
                                                     09/30/99 2,500   IPO or FMV(2)     -          -       -

Dora Franco     Acct./Sales 09/30/97  20,000  IPO or 03/31/98 6,666   IPO or FMV(2)     -          -       -
                                                     09/30/98 6,667   IPO or FMV(2)     -          -       -
                                                     09/30/99 6,667   IPO or FMV(2)     -          -       -


Eliz. Franco    Acctg/Sales 09/30/97  25,000  IPO or 03/31/98 8,333   IPO or FMV(2)     -          -       -
                                                     09/30/98 8,334   IPO or FMV(2)     -          -       -
                                                     09/30/99 8,334   IPO or FMV(2)     -          -       -

(1) Comp. Exp. based on 5 percent discount on $13/share IP.
(2) FMV as determined by BOD on 3/31/98

Juan Goris         Shipping 09/30/97   3,000  IPO or 03/31/98 1,000   IPO or FMV(2)     -            -       -
                                                     09/30/98 1,000   IPO or FMV(2)     -            -       -
                                                     09/30/99 1,000   IPO or FMV(2)     -            -       -

Robert Greenwald   Sales    09/30/97   5,000         09/30/97 1,666   $10 per Share    3,915.10   3,915.10   -
                                                     09/30/98 1,667   $10 per Share    3,917.45      -      979.36
                                                     09/30/99 1,667   $10 per Share    3,917.45      -      489.68
                                       2,500 IPO or  03/31/98   833   IPO or FMV(2)      -           -        -
                                                     09/30/98   833   IPO or FMV(2)      -           -        -
                                                     09/30/99   834   IPO or FMV(2)      -           -        -

Richard Harding    Sales    09/30/97   7,500 IPO or 03/31/98  7,500   IPO or FMV(2)      -           -       -
                                      30,000 IPO or 03/31/98 10,000   IPO or FMV(2)      -           -       -
                                                    09/30/98 10,000   120 per. of IPO    -           -       -
                                                    09/30/99 10,000   140 per. of IPO    -           -       -

Jeffrey Hecht      Provis.  09/30/97  15,000        09/30/97  5,000   $10 per Share   11,750.00  11,750.00   -
                                                    09/30/98  5,000   $10 per Share   11,750.00      -     2,937.50
                                                    09/30/99  5,000   $10 per Share   11,750.00      -     1,468.75
                                      35,000 IPO or 03/31/98 11,666   IPO or FMV(2)     -            -       -
                                                    09/30/98 11,667   IPO or FMV(2)     -            -       -
                                                    09/30/99 11,667   IPO or FMV(2)     -            -       -

Helene Kidary      Net. Op. 09/30/97  10,000        09/30/97 10,000     $0.00        123,500.00 123,500.00   -
                                      40,000        09/30/97 13,333   $10 per Share   31,332.55  31,332.55   -
                                                    09/30/98 13,333   $10 per Share   31,332.55  31,332.55   -
                                                    09/30/99 13,333   $10 per Share   31,334.90  31,334.90   -
                                     200,000 IPO or 03/31/98 66,666   IPO or FMV(2)     -            -       -
                                                    09/30/98 66,667   IPO or FMV(2)     -            -       -
                                                    09/30/99 66,667   IPO or FMV(2)     -            -       -

Abbey Knowlton    Access   09/30/97   6,000  IPO or 03/31/98 2,000   IPO or FMV(2)      -            -       -
                                                    09/30/98 2,000   IPO or FMV(2)      -            -       -
                                                    09/30/99 2,000   IPO or FMV(2)      -            -       -
(2) FMV as determined by BOD on 3/31/98.

Sergei Konik      Acct.    09/30/97   5,000 IPO or 03/31/98  1,666   IPO or FMV(2)      -          -       -
                                                   09/30/98  1,667   IPO or FMV(2)      -          -       -
                                                   09/30/99  1,667   IPO or FMV(2)      -          -       -

Richard Langer    Sales    09/30/97  50,000        09/30/97 16,667   $10 per Share  39,165.10   39,165.10  -
                                                   09/30/98 16,667   $10 per Share  39,167.45      -      9,781.86
                                                   09/30/99 16,667   $10 per Share  39,167.45      -      4,895.93
                                     60,000 IPO or 03/31/98 20,000   IPO or FMV(2)      -          -        -
                                                   09/30/98 20,000   IPO or FMV(2)      -          -        -
                                                   09/30/99 20,000   IPO or FMV(2)      -          -        -

Adolfo Lemoine    Sales   09/30/97   15,000 IPO or 03/31/98 5,000   IPO or FMV(2)       -          -       -
                                                   09/30/98 5,000   IPO or FMV(2)       -          -       -
                                                   09/30/99 5,000   IPO or FMV(2)       -          -       -

Robert Lorenz     Acct.   09/30/97    6,000 IPO or 03/31/98 2,000   IPO or FMV(2)       -          -       -
                                                   09/30/98 2,000   IPO or FMV(2)       -          -       -
                                                   09/30/99 2,000   IPO or FMV(2)       -          -       -

Larry Louzau      Sales   09/30/97    5,000        09/30/97 1,666   $10 per Share    3,915.10    3,915.10  -
                                                   09/30/98 1,667   $10 per Share    3,917.45      -       -
                                                   09/30/99 1,667   $10 per Share    3,917.45      -      489.66
                          09/30/97    5,000 IPO or 03/31/98 1,666   IPO or FMV(2)       -          -       -
                                                   09/30/98 1,667   IPO or FMV(2)       -          -       -
                                                   09/30/99 1,667   IPO or FMV(2)       -          -       -

Timothy Marsh     Sales   09/30/97   15,000 IPO or 03/31/98 5,000   IPO or FMV(2)       -          -       -
                                                   09/30/98 5,000   IPO or FMV(2)       -          -       -
                                                   09/30/99 5,000   IPO or FMV(2)       -          -       -

Maureen McElroy   Acct.   09/30/97   10,000 IPO or 03/31/98 3,333   IPO or FMV(2)       -          -       -
                                                   09/30/98 3,334   IPO or FMV(2)       -          -       -
                                                   09/30/99 3,334   IPO or FMV(2)       -          -       -

Kathleen McEnroe  Acct.   09/30/97    5,000 IPO or 03/31/98 1,666   IPO or FMV(2)       -          -       -
                                                   09/30/98 1,667   IPO or FMV(2)       -          -       -
                                                   09/30/99 1,667   IPO or FMV(2)       -          -       -

(2) FMV as determined by BOD on 3/31/98.

Jeannine Molloy   Acct.  09/30/97    20,000         09/30/97  6,666   $10 per Share   15,665.10  15,665.10   -
                                                    09/30/98  6,667   $10 per Share   15,667.45      -     3,916.86
                                                    09/30/99  6,667   $10 per Share   15,667.45      -     1,958.43
                                     30,000  IPO or 03/31/98 10,000   IPO or FMV(2)     -            -       -
                                                    09/30/98 10,000   IPO or FMV(2)     -            -       -
                                                    09/30/99 10,000   IPO or FMV(2)     -            -       -


Fabian Pachon    Net.Op.  09/30/97    6,000  IPO or 03/31/98 2,000   IPO or FMV(2)     -          -       -
                                                    09/30/98 2,000   IPO or FMV(2)     -          -       -
                                                    09/30/99 2,000   IPO or FMV(2)     -          -       -

Barbara Pena     Ad. Asst. 09/30/97   2,000  IPO or 03/31/98   666   IPO or FMV(2)     -          -       -
                                                    09/30/98   667   IPO or FMV(2)     -          -       -
                                                    09/30/99   667   IPO or FMV(2)     -          -       -

Adam Pratt       Ad. Asst. 09/30/97   5,000        09/30/97  1,666   $10 per Share   15,665.10  15,665.10   -
                                                   09/30/98  1,667   $10 per Share   15,667.45      -     3,916.86
                                                   09/30/99  1,667   $10 per Share   15,667.45      -     1,958.43
                                      2,500 IPO or 03/31/98    833   IPO or FMV(2)     -            -       -
                                                   09/30/98    833   IPO or FMV(2)     -            -       -
                                                   09/30/99    834   IPO or FMV(2)     -            -       -


Estelle(Julissa)
 Serna          Ad. Asst. 09/30/97   5,000   IPO or 03/31/98 1,666   IPO or FMV(2)     -          -       -
                                                    09/30/98 1,667   IPO or FMV(2)     -          -       -
                                                    09/30/99 1,667   IPO or FMV(2)     -          -       -

Alexsandra
   Strbanovic   Program.  09/30/97   6,000   IPO or 03/31/98 2,000   IPO or FMV(2)     -          -       -
                                                    09/30/98 2,000   IPO or FMV(2)     -          -       -
                                                    09/30/99 2,000   IPO or FMV(2)     -          -       -

Jorge Tobon     Sales     09/30/97  20,000   IPO or 03/31/98 6,666   IPO or FMV(2)     -          -       -
                                                    09/30/98 6,667   IPO or FMV(2)     -          -       -
                                                    09/30/99 6,667   IPO or FMV(2)     -          -       -

Rafael Vasquez  Shipping  09/30/97  10,000   IPO or 03/31/98 3,333   IPO or FMV(2)     -          -       -
                                                    09/30/98 3,333   IPO or FMV(2)     -          -       -
                                                    09/30/99 3,334   IPO or FMV(2)     -          -       -

Frank Weiss     Cust. Svc.09/30/97   6,000   IPO or 03/31/98 2,000   IPO or FMV(2)     -          -       -
                                                    09/30/98 2,000   IPO or FMV(2)     -          -       -
                                                    09/30/99 2,000   IPO or FMV(2)     -          -       -

Total Emp. Option
Shares Issued 09/30/97:            738,000                 738,000                452,500.00 233,158.05 41,126.43
/TABLE

II.  TECHNOLOGY MANAGEMENT (EMPLOYEES)
Valerie Wood(3)      05/12/97     Unknown   18/30/and 36   Unknown  125K,62.5K(2x)  250,000.00  32,292.00   32,292.00
Srdjan Strbanovic(3) 05/12/97     Unknown    months from   Unknown  175K,87.5K(2x)  350,000.00  45,207.00    5,207.00
Sidney Huang (3)     06/00/97     Unknown   effective date Unknown  125K,62.5K(2x)  250,000.00  32,292.00   32,292.00
                                                                                  ------------  ---------   ---------

Recognized Stock Based Compensation Expense                                       3,102,500.00 762,169.05  570,137.43
                                                                                  ------------ ----------  ----------
                                                                                  ------------ ----------  ----------


(3) $ based bonus paid in stock.